Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT
AGREEMENT
     AMENDMENT dated as of March 10, 2008 to the Amended and Restated Credit Agreement dated as of June 28, 2007 (as heretofore amended, the “Credit Agreement”) among DUKE ENERGY CORPORATION, DUKE ENERGY CAROLINAS, LLC, DUKE ENERGY OHIO, INC., DUKE ENERGY INDIANA, INC. and DUKE ENERGY KENTUCKY, INC. (the “Borrowers”), the BANKS (the “Banks”) party hereto, JPMORGAN CHASE BANK, National Association, BARCLAYS BANK PLC, BANK OF AMERICA, N.A., and CITIBANK, N.A. as Co-Syndication Agents, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch, and CREDIT SUISSE as, as Co-Documentation Agents, and WACHOVIA BANK, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H :
     WHEREAS, the Company has requested an increase in the aggregate amount of the Commitments pursuant to Section 2.17 of the Credit Agreement that the parties desire to memorialize through this Amendment; and
     WHEREAS, the parties hereto also desire to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     Section 2. Amendment. The definition of “Maximum Sublimit” in Section 1.01 of the Credit Agreement is amended by changing the amount set forth for the Company from $1,200,000,000 to $1,100,000,000 and by changing the amount set forth for Duke Energy Indiana from $600,000,000 to $700,000,000.
     Section 3. Increase in Commitments. With effect from and including the Amendment Effective Date, (i) pursuant to Section 2.17, the aggregate amount of the Commitments is increased by $550,000,000, (ii) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (a “New Bank”) shall become a Bank party to the Credit Agreement, (iii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the

Commitment Schedule attached hereto and (iv) the Commitment Schedule attached hereto shall replace the Commitment Schedule attached to the Credit Agreement.
     Section 4. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.
     Section 5. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.
     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     Section 8. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:
     (a) the Administrative Agent shall have received from each of the Borrowers, each New Bank, each Bank whose Commitment is increased hereby and such other Banks (if any) as may be necessary in order that the signatories hereto comprise the Required Banks (determined before giving effect to this Amendment) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
     (b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of each of Duke Energy Indiana and Duke Energy Ohio dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent; and
     (c) the Administrative Agent shall have received evidence of corporate authorization of this Amendment on the part of Duke Energy Indiana (in form satisfactory to the Administrative Agent).

2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

DUKE ENERGY CORPORATION
By:
Name:
Title:

DUKE ENERGY CAROLINAS, LLC
By:
Name:
Title:

DUKE ENERGY OHIO, INC.
By:
Name:
Title:

DUKE ENERGY INDIANA, INC.
By:
Name:
Title:

DUKE ENERGY KENTUCKY, INC.
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Bank, as Swingline Bank and as a Bank
By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent, as an Issuing Bank and as a Bank
By:
Name:
Title:

BARCLAYS BANK PLC, as Co-Syndication Agent, as an Issuing Bank and as a Bank
By:
Name:
Title:

BANK OF AMERICA, N.A., as Co-Syndication Agent and as a Bank
By:
Name:
Title:

CITIBANK, N.A., as Co-Syndication Agent and as a Bank
By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH as a Bank
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Bank
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK, as a Bank
By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank
By:
Name:
Title:

By:
Name:
Title:

WILLIAM STREET LLC, as a Bank
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Bank
By:
Name:
Title:

MERRILL LYNCH BANK, USA, as a Bank
By:
Name:
Title:

MORGAN STANLEY BANK, as a Bank
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND, PLC, as a Bank
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Bank
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Bank
By:
Name:
Title:

BNP PARIBAS, as a Bank
By:
Name:
Title:

By:
Name:
Title:

THE NORTHERN TRUST COMPANY, as a Bank
By:
Name:
Title:

SUNTRUST BANK, as a Bank
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank
By:
Name:
Title:

COMMITMENT SCHEDULE

Bank	Commitment
JPMorgan Chase Bank, National Association	$230,000,000.00
Wachovia Bank, National Association	$230,000,000.00
Bank of America, N.A.	$230,000,000.00
Barclays Bank, PLC	$230,000,000.00
Citibank, N.A.	$230,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$230,000,000.00
Credit Suisse	$230,000,000.00
The Royal Bank of Scotland plc, New York Branch	$125,000,000.00
BNP Paribas	$115,000,000.00
SunTrust Bank	$115,000,000.00
The Bank of New York	$115,000,000.00
Deutsche Bank AG New York Branch	$115,000,000.00
William Street LLC	$115,000,000.00
KeyBank National Association	$115,000,000.00
Merrill Lynch Bank USA	$115,000,000.00
Morgan Stanley Bank	$115,000,000.00
UBS Loan Finance LLC	$115,000,000.00
ABN AMRO Bank, N.V.	$100,000,000.00
Lehman Brothers Bank, FSB	$100,000,000.00
The Northern Trust Company	$60,000,000.00
Wells Fargo Bank, N.A.	$60,000,000.00
The Bank of Nova Scotia	$60,000,000.00
Dresdner Bank AG	$50,000,000.00

Total	$3,200,000,000.00